SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 29, 2005

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29816	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 29, 2005, Triad Hospitals, Inc. (the “Company”) issued a press release announcing that its public offering of common stock has been priced at $53.62 per share and increased in size to 3,729,951 shares for gross proceeds of approximately $200 million. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued by Triad Hospitals, Inc. on June 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ Rebecca Hurley
Rebecca Hurley
Senior Vice President and General Counsel

Date: June 29, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Triad Hospitals, Inc. on June 29, 2005.